Exhibit 24

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ Mogens C. Bay
Mogens C. Bay

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ Stephen G. Butler
Stephen G. Butler

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ John T. Chain, Jr.
John T. Chain, Jr.

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ Steven F. Goldstone
Steven F. Goldstone

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as her Attorney-in-Fact in her name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ Alice B. Hayes
Alice B. Hayes

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ W.G. Jurgensen
W.G. Jurgensen

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as her Attorney-in-Fact in her name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ Ruth Ann Marshall
Ruth Ann Marshall

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ Mark H. Rauenhorst
Mark H. Rauenhorst

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ Carl E. Reichardt
Carl E. Reichardt

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ Ronald W. Roskens
Ronald W. Roskens

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ Andrew J. Schindler
Andrew J. Schindler

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of Andre J. Hawaux, Robert F. Sharpe, and Owen C. Johnson as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 27, 2007, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2007.

/s/ Kenneth Stinson
Kenneth Stinson